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                                                                    EXHIBIT 10.6

                             STOCK PLEDGE AGREEMENT

     STOCK PLEDGE AGREEMENT ("Agreement") entered into as of the 28th day of
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April 1999, by USANA, Inc., a Utah corporation ("USANA"), Myron W. Wentz, an
                                                 -----
individual ("Borrower") and Gull Holdings, Ltd., an Isle of Man corporation
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("Pledgor").
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                                    RECITALS

     A. Pledgor, has agreed to pledge certain securities to guarantee the performance and obligations of Borrower under that certain Promissory Note and Redemption Agreement of even date hereof in the aggregate principal amount of $5,000,000, payable to USANA (the "Note"), by this reference incorporated in and
                                   ----
made a part of this Agreement. Capitalized terms in this Agreement that are not identified herein will have the meanings given such terms in the Note.

     B. USANA was willing to accept the Note from Borrower only upon receiving adequate security for the performance of Borrower in the form of Pledgor's pledge of certain shares of the common stock of USANA, Inc. (the "Shares"), as
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set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Grant of Security Interest.  Pledgor grants, pledges, hypothecates,
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transfers and assigns to USANA, as collateral and security for the obligations and performance of Borrower under the Note, the Shares set forth on the attached
Schedule 1 of this Agreement.  Pledgor is the sole owner of the Shares.

     2.  Obligations Secured.  During the term hereof, the Shares shall secure
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all obligations of Borrower to USANA arising under or in connection with the
Note, including the requirement to surrender shares of USANA, Inc. common stock upon the Due Dates in payment of amounts owing under the Note (all such obligations, the "Secured Obligations").
                  -------------------

     3.  Perfection of Security Interests.  Upon execution of this Agreement by
         --------------------------------
Pledgor, Pledgor shall deliver and transfer possession of the stock certificates identified on the signature page of this Agreement (the "Certificates"),
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together with stock transfer powers duly executed in blank, with appropriate
Medallion signature guaranty ("Stock Powers"), to USANA or its counsel to be
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held until payment is made on the Due Dates under the Note.  Pledgor shall also execute all documents and perform all acts as USANA may reasonably request in order to perfect and maintain a valid security interest for USANA in the Shares. USANA and its counsel, as the case may be, shall be bound by the rules of the Uniform Commercial Code of Utah, as the same may from time to time be amended, to preserve the Shares and to deliver the same in payment of amounts due under the Note or as otherwise directed by this Agreement.

     4.  Pledgor's Warranty of Title.  Pledgor represents and warrants to USANA
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as follows:  (i) that there are no restrictions upon Pledgor's transfer and pledge of any of the Shares pursuant to the provisions of this Agreement; and this Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, and (ii) that the
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Shares are free and clear of any encumbrances of every nature whatsoever,
Pledgor is the sole owner of the Shares, and such shares are duly authorized, validly issued, fully paid and non-assessable. Pledgor further agrees not to grant or create, any security interest, claim, lien, pledge or other encumbrance with respect to the Shares or attempt to sell, transfer or otherwise dispose of any of the Shares until the Secured Obligations have been paid in full.

     5.  Collection of Dividends and Interest.  During the term of this
         ------------------------------------
Agreement, Pledgor is authorized to collect all dividends, distributions, interest payments, and other amounts that may be, or may become, due on any of the Shares.

     6.  Voting Rights.  During the term of this Agreement and until such time
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as this Agreement has terminated, Pledgor shall have the right to exercise any voting rights evidenced by, or relating to, the Shares.

     7.  Warrants and Options.  In the event that, during the term of this
         --------------------
Agreement, subscription warrants, dividends, or any other rights or options shall be issued in connection with the Shares, such warrants, dividends, rights and options shall be immediately delivered to USANA to be held under the terms hereof in the same manner as the Shares.

     8.  Preservation of the Value of the Shares and Reimbursement of USANA.
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Pledgor shall pay all taxes, charges, and assessments against the Shares and do all acts necessary to preserve and maintain the value thereof. On failure of Pledgor, so to do, USANA may make such payments on account thereof as it deems desirable, and Pledgor shall reimburse USANA immediately on demand for any and all such payments expended by USANA in enforcing, collecting, and exercising its remedies hereunder. The Market Value of the Shares initially delivered upon execution of this Agreement will be $15,000,000. If at any time during the term hereof the Market Value of the Shares shall be less than two (2) times the amounts then due and owing under the Note (as determined in accordance with the terms of the Note), then at the request of USANA Pledgor will deliver additional shares of USANA, Inc. common stock such that the aggregate Market Value of all Shares then held by USANA (including such additional shares) will be at least three (3) times the amounts then due and owing under the Note and such additional shares shall be held and used to pay the Secured Obligations in accordance with this Agreement.

     9.  Default and Remedies.
         --------------------

        (a) For purposes of this Agreement, "Event of Default" shall mean
                                             ----------------

            (i) default in or under any of the Secured Obligations after the expiration, without cure, of any applicable cure period; and

            (ii) a breach by a Pledgor of any of its representations, warranties, covenants or agreements in this Agreement.

        (b) During the term of this Agreement, USANA shall have the following rights after any Event of Default and for so long as the Secured Obligations are not satisfied in full to the extent then due:

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            (i) the rights and remedies provided by the Uniform Commercial Code as adopted by the State of Utah (as said law may at any time be amended);

            (ii) the right to receive and retain all dividends, payments and other distributions of any kind upon any or all of the Shares;

            (iii) the right to cancel or cause to be canceled any or all of the Shares having a Market Value sufficient to cover the amounts then due and owing.

     10.  Waiver.  Pledgor waives any right that it may have to require USANA to
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proceed against any other person, or proceed against or exhaust any other security, or pursue any other remedy USANA may have.

     11.  Term of Agreement.  This Agreement shall continue in full force and
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effect until the payment in full of all Secured Obligations through the cancellation of Shares as contemplated by the Note and release of the security interest as to any Shares not required to satisfy such Secured Obligations.
Upon termination of this Agreement, the Shares then remaining and not canceled under the Note shall be returned within five (5) business days to Pledgor or its counsel.

     12.  General Provisions.
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          12.1 Binding Agreement. This Agreement shall be binding upon and shall
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inure to the benefit of the successors and assigns of the respective parties hereto.

          12.2  Captions.  The headings used in this Agreement are inserted for
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reference purposes only and shall not be deemed to define, limit, extend, describe, or affect in any way the meaning, scope or interpretation of any of the terms or provisions of this Agreement or the intent hereof.

          12.3  Counterparts.  This Agreement may be signed in any number of
                ------------
counterparts with the same effect as if the signatures upon any counterpart were upon the same instrument. All signed counterparts shall be deemed to be one original.

          12.4  Further Assurances. The parties hereto agree that, from time to
                ------------------
time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request, including notification of USANA's stock transfer agent, in order fully to effect the purposes of this Agreement.

          12.5  Waiver of Breach. Any waiver by any party of any breach of any
                ----------------
kind or character whatsoever by another party hereto, whether such be direct or implied, shall not be construed as a continuing waiver of or consent to any subsequent breach of this Agreement.

          12.6  Cumulative Remedies. The rights and remedies of the parties
                -------------------
hereto shall be construed cumulatively, and none of such rights and remedies shall be exclusive of, or in lieu or limitation of any other right, remedy, or priority allowed by applicable law.

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     12.7  Amendment.  This Agreement may be modified only in a written document
           ---------
that refers to this Agreement and is executed by USANA and by Pledgor.

     12.8  Interpretation.  This Agreement shall be interpreted, construed, and
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enforced according to the substantive laws of the State of Utah.

     12.9  Attorneys' Fees.  In the event any action or proceeding is brought by
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any party hereto to enforce the provisions of this Agreement, the prevailing party in such action shall be entitled to recover its costs and reasonable attorneys' fees, whether such sums are expended with or without suit, at trial, or on appeal.

     12.10   Notice.  Any notice or other communication required or permitted to
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be given hereunder shall be effective upon receipt.  Such notices may be sent
(i) in the United States mail, postage prepaid and certified, (ii) by express courier with receipt, (iii) by facsimile transmission, with a copy subsequently delivered as in (i) or (ii) above. Any such notice shall be addressed or transmitted as follows:

  If to Pledgor:    Gull Holdings, Ltd.
                    ----------------------------------
                    Unit 1300 Summerhill Business Park
                    ----------------------------------
                    Victoria Road, Douglas
                    ----------------------------------
                    Isle of Man
                    ----------------------------------

  If to USANA:      USANA, Inc.
                    3838 West Parkway Blvd.
                    Salt Lake City, Utah 84120-6336
                    Attn.  Gilbert A. Fuller, CFO

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     12.11  Acknowledgement by Pledgor.  In the event that any provision of the
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Note or this Agreement as applied to any party or circumstances shall be adjudged by a court to be invalid or unenforceable, Pledgor acknowledges and agrees that this Agreement shall remain valid and enforceable in all respects against Pledgor.

[The remainder of this page is intentionally left blank. The signatures of the parties appear on the following page.]

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  IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day, month and year first above written.

USANA, Inc.


By: /s/ Gilbert A. Fuller
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Its: Vice President and Chief Financial Officer
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GULL HOLDINGS, LTD.


By: /s/ Iain Gardiner
   -------------------------------------------
Its: Director
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By: /s/ Stephen M. Eppleston
   -------------------------------------------
Its: Director
    ------------------------------------------


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Borrower

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                                   SCHEDULE 1

     The following shares are pledged hereunder as the Shares, each certificate in the name of Gull Holdings, Ltd.:

         Certificate No.                 No. of Shares
         ----------------                -------------

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